McMoRan Exploration Co.

1st Quarter 2009 Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

MMR LISTED NYSE

April 20, 2009

Going Deep

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration and development costs and the potential Main Pass Energy HubTM Project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2008 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2008.

This presentation also contains a financial measure commonly used in the oil and natural gas industry but is not defined under GAAP. As required by SEC Regulation G, reconciliations of these measures to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

1Q09 Highlights

- **First-quarter 2009 Production Averaged 198 MMcfe/d**
- **Flatrock Field Update:**
  - Four Wells Currently Producing at a Gross Rate of Approximately 235 MMcfe/d (44 MMcfe/d net to McMoRan)
  - First Production from Well Nos. 5 and 6 Expected by Mid-Year 2009
- **Three Deep Gas Exploration Prospects In-progress:**
  - Ammazzo on South Marsh Island Block 251
  - Cordage on West Cameron Block 207
  - Blueberry Hill Sidetrack on Louisiana State Lease 340
- **Near Term Exploratory Drilling Plans Include:**
  - Sherwood Deep Gas Prospect on High Island Block 133
  - Evaluation of Additional Ultra-deep Opportunities
- **$95 MM in Cash and No Borrowings Under Credit Facility at 3/31/09**

Financial Summary

Financial Results (in millions)	1Q09	1Q08
Revenues	$97	$295
Net Income (Loss)	$(63)	$ 32
EBITDAX (1)	$68	$228
Operating Cash Flows	$34	$173
Capital Expenditures	$29	$ 51
Cash	$95	$ 6

Special Items Included in Results: (in millions)		
Impairment Charges	$39	-
Realized (Gain) Loss on Derivative Contracts	$(18)	$4
Unrealized (Gain) Loss on Derivative Contracts	$(1)	$41
Hurricane Charges	$11	-
Insurance Proceeds	$(19)	-
Dry Hole Costs	$16	$(1)

(1) See reconciliation of this non-GAAP measure on page 32.

MCMORAN EXPLORATION CO.

1Q09 Average Production Rates For Top Fields (MMcfe/d)


"Liberty Canal"
Gross: 14; Net: 4
LA State Lease 18090
"Long Point"
Gross: 36; Net: 10
"Laphroaig"
Gross: 41; Net: 12
South Marsh Island 212
"Flatrock"
No. 1 - Gross: 29; Net 5
No. 2 - Gross: 102; Net 19
No. 3 - Gross: 9; Net 2
No. 4 - Gross: 80; Net 15
Grand Isle 3
Gross: 11; Net: 4
West Delta 27
Gross: 8; Net: 4
South Pelto 9
Gross: 26; Net: 8
Main Pass 138
Gross: 6; Net: 5
Eugene Island 251 (1)
Main Pass 299
Gross: 12; Net: 10
High Island 474
Gross: 9; Net: 5
Vermilion 215 (2)
Gross: 11; Net: 8
Eugene Island 182
Gross: 21; Net: 11
South Timbalier 193
Gross: 17; Net: 8
South Timbalier 299
Gross: 12; Net: 8
South Marsh Island 141 (1)
Eugene Island 318 (1)
Eugene Island 346 (1)
Shut In Since Hurricane

1Q09 Sales

Natural Gas (Bcf)	12.2
Oil (mm bbls)	0.7
Plant Products (Bcfe)	1.1

(1) Field remains shut in due to delays associated with availability of third party pipelines and processing facilities.

(2) Current production rate; field recommenced production in February 2009

Status Report Post 3Q08 Hurricanes

- **1Q09 Production Continued to be Impacted by Downstream Facilities Damaged by September 2008 Hurricanes**

- **Production**
  - 1Q09 Actual: 198 MMcfe/d
  - Current: ~200 MMcfe/d
  - Still Offline: ~45 Mmcfe/d
  - 2Q09 Estimate: 180[1] MMcfe/d

- **Timing of Restoring Production is Dependent on Downstream Pipelines and Facilities Operated by Third Parties**

- **Pursuing Substantial Insurance Recovery for Hurricane Related Costs**
  - Costs Will be Funded Over Multi-year Period
  - Received $20 MM ($18.7 MM Net of Partners' Share) in Initial Payments for Insurance Proceeds

(1) 2Q09 production will be affected by downtime at the Flatrock field for planned facility expansion, maintenance and remediation activities.

Flatrock Field Status Report

Flatrock Wells	Well Type	Total Pay Intervals	Net Feet of Pay (1)	Status
1st – #228	Discovery	8	260	Producing
2nd – #229	Delineation	8	289	Producing
3rd – #230	Delineation	8	256	Producing
4th – #231	Development	2	116	Producing
5th – #232	Development	8	155	Completing
6th – #233	Delineation	2	40	Completing

4 Wells Producing at Gross Rate of 235 MMcfe/d (44 MMcfe/d Net to MMR)

Field Will be Temporarily Shut In in 2Q for Planned Expansion/Maintenance/Remediation

First Production From #5 and #6 Wells Expected by Mid-year 2009

(1) Confirmed with wireline logs.

Flatrock Major Discovery



Flatrock Ryder Scott Proved Reserves at 12/31/08


Undeveloped
12%
Producing
25%
Non-producing
63%

357 Bcfe Gross
66 Bcfe Net


208
207
211
FLATROCK
212
213
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
ROB L
#229
#232
#231
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Completing
#228
OPERC
#230
218
217
216
#233
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Completing
#227
GYRO
#225
#226
HURRICANE
HURRICANE DEEP
#223
#223, #227 - Rob L Producing
#225 - Evaluating
#226 - DISCOVERY
Rob L & Gyro Sands
ONE MILE


Discovery
Productive
Drilling
Proposed

Located on OCS 310 at South Marsh Island Block 212 in 10 Feet of Water

6 Successful Wells Drilled to Date

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest.

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production


LA STATE LEASE 340
OCS 310
3 MILE LINE
LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
TIGER SHOAL FIELD 3.3 TCFE
MD. PT. WEST 0.5 TCF
MOUND POINT 2.6 TCFE
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
BLUEBERRY HILL 0.5 TCF
7 Miles To Ammazzo
17S5E
1 Mile
209
208
207
210
211
212
213
219
218
216
214
220
221
222
224
225
231
230
229
228
227
226
Productive
Discovery
Drilling
Proposed
Temporarily Abandoned
Proven Deep Areas
Potential
Historical Shallow Production
3/09

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan Acreage Position

Rights to 1.2 Million Gross Acres, Including 227,000 Acres in the Ultra-deep Trend


Flatrock Area
OCS 310/LA State Lease 340
McMoRan has rights to 150,000 gross acres.
South Timbalier Block 168 (BLACKBEARD)
McMoRan Controls 25,000 Gross Acres
100'
650'
3/09

- MOXY Acreage
- Ultra-deep Potential Acquired in August 2007

Ammazzo Deep Gas Exploration Prospect



Located in 25 feet of water


AMMAZZO
McMoRan Drilling
McMoRan Prop Loc.
ONE MILE
3/09

MMR WI: 25.9%

MMR NRI: 21.1%

Spud: November 2008

Current Depth: 21,600'

PTD: 24,500'

- Targeting one of the Largest Undrilled Structures Below 15,000' on the Shelf
- Positioned on the Southern Portion of the Structural Ridge Extending From Flatrock and JB Mountain
- Gross Unrisked Potential of 500 Bcfe to > 1 Tcfe

Cordage Deep Gas Exploration Prospect



Located in 50 feet of water


189
190
208
207
Mariner #1 Drilling
ONE MILE
Cordage
210
3/09

MMR WI: 50.0%

MMR NRI: 40.2%

Spud: March 18, 2009

Current Depth: 12,200'

PTD: 19,500'

Cordage – West Cameron Block 207

- Targeting *Rob-L* and *Rob-M* (*Operc*) Sands
- Gross Unrisked Potential of 200 Bcfe

Blueberry Hill Deep Gas Exploration Prospect


214
SOUTH MARSH ISLAND N. ADDN
8
EUGENE ISLAND
BLUEBERRY HILL
McMoRan #1ST Blueberry Hill Drilling
225
9
227
226
25

Located in 10 feet of water

MMR WI: 46.8%

MMR NRI: 32.3%

Start Date: March 29, 2009

PTD: 24,000'

- **Re-entered Existing Well Bore and Commenced Sidetrack Operations**
- **Targeting *Gyro* Sands Encountered in Original Exploratory Well**
- **McMoRan Believes Sands Could be Better Developed in a Down Dip Position on Flank of Structure**
- **Gross Unrisked Potential of 500 Bcfe**

Deep Gas vs. Ultra-Deep Gas

Deep Gas Shelf Play

- Shallow Waters of GOM/Onshore South Louisiana
- Multi-100 Bcfe-1 Tcfe Reserve Potential
- Well Depths Range From 15,000' to 25,000'
- Below Previous Production (i.e. Deeper Pool Concept)
- Near Existing Infrastructure Which Allows Rapid Development

Ultra-Deep Shelf Play

- Offshore ± 100' Waters of GOM
- +1 Tcfe of Reserve Potential
- Well Depths Range From 25,000' to 35,000'
- Deeply Buried Structures with Analogs to Deepwater Discoveries
- Near Existing Infrastructure; ~ 18-Mo. Lead Time for Production Casing, Trees & Safety Valves May be Required Due to Increased Pressures/Temperatures

Both Plays Are Under-Explored

Early Results Confirm Presence of Hydrocarbons at Depth in GOM

Shelf (Blackbeard) vs Deepwater (Tahiti) GOM


DEEP SHELF
DEEPWATER
McMoRan #1 BP2
Blackbeard West
South Timbalier 168
TD 32,997' MD
McMoRan #1
Blackbeard East
South Timbalier 144
Potential Well Location
Chevron
Knottyhead Discovery
TD 34,189'
Tahiti Field
(Projected)
Tonga Discovery
(Projected)
Shallow Water
Deep Water
4500'
PLIO / PLEISTOCENE
UPPER MIOCENE
Salt Weld
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE
SALT
-15,000'
-20,000'
-30,000'
-40,000'
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE
MESOZOIC
0
7 Miles

MCMORAN EXPLORATION CO.

South Timbalier Block 168 Exploration Prospect



Located in 70 Feet of Water

Drilled to 32,997' in 3Q08

Deepest Well Drilled Below Mudline in Gulf of Mexico



165
164
112
111
110
186
187
141
142
143
B
SOUTH TIMBALIER
SHIP SHOAL
189
188
168
167
166
McMoRan
Blackbeard West #1BP2
TA
McMoRan
Blackbeard Prop
B'
210
211
169
170
171
Blackbeard - ST 167/168
1 Mile
3/09

- Logged 4 Potential Hydrocarbon Bearing Zones Below 30,000' – Further Evaluation Needed
- Continuing to Work on Plans for Completion & Production Test; Well Currently T&A'd
- Incorporating Geologic Data From This Well to Generate Additional Ultra-Deep Prospects
- McMoRan Operates and Owns 32.3% WI


N
Blackbeard Area
Green Canyon Area
Walker Ridge Area
S
Onshore
Shelf
Deep Water
Water Column
Salt Weld
Salt
Middle Miocene
Lower Miocene
Oligocene
Eocene / Paleocene
Cretaceous

Conceptual Model Lower Miocene Depositional Tendency


NON MARINE
NON MARINE
Extra-Basinal Fluvial System
X Section
N
S
Shelf Extent of
Lower Miocene Depositional Fairway
±12,000 sq. miles
90 Miles N-S / 136 Miles E-W
SHELF
SLOPE
Flatrock Fld
Blackbeard West
Blackbeard East
El Dorado
Joseph
Main Lower Miocene Depositional Fairway
Llano
Knotty Head
Tahiti
Maddog
Kaskida
Cascade
Jack
Thunderhorse
Conceptual Model
Lower Miocene
Depositional Tendency


N
Blackbeard Area
Green Canyon Area
Walker Ridge Area
S
Onshore
Shelf
Deep Water
Water Column
Salt Weld
Salt
Middle Miocene
Oligocene
Lower Miocene
Eocene / Paleocene
Cretaceous

Conceptual Model Depositional Fairways Eocene (Yegua/Wilcox)


SHELF
SLOPE
NON MARINE
Holly Springs Delta
Rockdale Delta
Shelf Extent of
Eocene Depositional Fairway
±19,000 sq. miles
91 Miles N-S / 205 Miles E-W
X Section
N
S
Flatrock Fld
El Dorado
Blackbeard West
Blackbeard East
Llano
Main Depo-Center 30-40,000' Present Day
Knotty Head
Tahiti
Mad Dog
Cascade
Kaskida
Jack
Thunderhorse
JURASSIC HIGH SHELF
Conceptual Model
Depositional Fairways
Eocene (Yegua/Wilcox)


N
Blackbeard Area
Green Canyon Area
Walker Ridge Area
S
Onshore
Shelf
Deep Water
Water Column
Salt Weld
Salt
Middle Miocene
Oligocene
Lower Miocene
Eocene / Paleocene
Cretaceous

Conceptual Model Depositional Fairways Cretaceous (Woodbine/ Tuscaloosa)


Shelf Extent of
Woodbine / Tuscaloosa Depositional Fairway
± 22,000 sq. miles
68 Miles N-S / 318 Miles E-W
Woodbine
Traditional Tuscaloosa Play
Tuscaloosa
SHELF
SLOPE
NON MARINE
NON MARINE
Traditional Tuscaloosa Play
N
X Section
S
Flatrock Fld.
El Dorado
Blackbeard West
Blackbeard East
Llano
Knotty Head
Tahiti
Thunderhorse
Kaskida
Cascade
Jack
JURASSIC HIGH SHELF
Conceptual Model
Depositional Fairways
Woodbine / Tuscaloosa

MCMORAN EXPLORATION CO.

2009 Savings Initiatives

- ***Identified ~$75 mm in Projected Savings in 2009 vs. January 2009 Plan***
- ***Will Continue to Prudently Manage Expenditures in Response to Current Market Conditions***
- ***Revised 2009e Plan includes:***
  - *Reduction in CAPEX of 13%*
  - *Deferral in Discretionary Reclamation Spending of 30%*

Summary of Reductions to 2009e Costs


Deferral of Discretionary Reclamation Projects
$35 mm
Lower CAPEX Spending
$30 mm
$10 mm
Operating & Administrative Cost Savings

Amounts are projections. See cautionary statement.

2009 Outlook Summary

- **2009 Production Estimated to Average ~ 215 MMcfe/d**
- **Continuing Active Exploration Program**
  - Ammazzo
  - Blueberry Hill Sidetrack
  - Cordage – West Cameron Block 207
  - Sherwood – High Island Block 133
  - Blackbeard West/Other Potential Ultra-Deep Opportunities
- **2009 Capital Expenditures Estimated to ~ $200 MM**
  - $100 MM in Exploration Costs
  - $45 MM in Development Costs
  - $55 MM for Costs Incurred in 2008 That Will be Funded in 2009
  - Spending to Continue to be Driven by Opportunities and Managed Within Cash and Cash Flows, Including Potential Participation by Partners in Projects
- **Reclamation Costs: ~ $80 MM in P&A Expenditures & $15 MM For P&A Escrow**
- **Pursuing Substantial Insurance Recovery for Hurricane Related Costs**
  - Received $20 MM ($18.7 MM Net of Partners' Share) in Initial Payments for Insurance Proceeds in 1Q09
  - Expect to Receive Significant Additional Proceeds

Cash Flow Sensitivities

($ in millions)

2009e EBITDAX (1)


$230
$280
$330
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2009 production estimate from existing fields and assumes actual pricing to date and NYMEX forward curve pricing as of April 15, 2009 ($4.25/MMbtu and $55.30/bbl for the remaining nine months of 2009). Estimates include the projected impact of derivative contracts currently in place. After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price during the remainder of 2009 would impact annual EBITDAX by $40 million and each $5/bbl change in the oil price would impact our EBITDAX by $10 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $17 million.

e = estimate.

McMoRan Debt Maturities 3/31/09


(US$ millions)
$400
$300
$200
$100
$0
$0
$0
$75
5.25% Conv. Senior Notes (1)
$0
$0
$300
11.875% Senior Notes
$0
2009
2010
2011
2012
2013
2014
Thereafter
Public Debt
Convertible Debt

Total Capitalization at 3/31/09

Revolving Credit Facility	$ -0-
Senior Notes Due 2014	$300
Sub-Total	$300
Convertible Debt	75
Total Debt	$375
Cash	$95

(1) Conversion price of $16.575 per common share

Financial Policy

- **Maintain Strong Balance Sheet to Enable Future Growth**
- **Capital Spending to be Driven by Opportunities and Managed Within Cash & Cash Flows**
- **Commit Capital to High Potential Opportunities While Maintaining Capital Discipline**
- **Manage Risk Through Partnering**

Key Investment Highlights

- Significant Reserves and Production Profile
- High Impact Exploration Prospects
- One of the Largest Acreage Holders on GOM Shelf
- Additional Upside From Potential MPEH™ LNG/Storage Project
- Experienced Management With a Track Record of Success
- Attractive Risk/Reward Profile

McMoRan Exploration Co.

Reference Slides

MMR
LISTED
NYSE

www.mcmoran.com

Going Deep

MCMORAN EXPLORATION CO.

Deeper Pool Success in OCS 310/ LA State Lease 340 Area



LA STATE LEASE 340
FLATROCK #229 ONLINE 3Q08
FLATROCK #231 ONLINE 4Q08
FLATROCK #232 Completing
FLATROCK #228 ONLINE 1Q08
FLATROCK #230 Online 3Q08
FLATROCK #233 Completing
MOUND POINT WEST McMoRan Proposed
MOUND POINT McMoRan #2
MOUND POINT El Paso #1(114) ONLINE 4Q03
HURRICANE McMoRan #225 Evaluating
OCS 310
MOUND POINT SOUTH McMoRan #5
3 MILE LINE
HURRICANE McMoRan #227 McMoRan #223 ONLINE 1Q05
HURRICANE DEEP McMoRan #226 ONLINE 1Q08
JB MOUNTAIN El Paso #218ST El Paso #219 ONLINE 2Q03
JB MOUNTAIN DEEP McMoRan #224
BLUEBERRY HILL McMoRan #1
7 Miles To Ammazzo
GLADSTONE E. MMR #8
TOM SAUK MMR #7
MPE MMR #6
HURR BB #220
17S5E
Z
Z'
E
E'
209
208
207
212
213
217
216
215
214
220
221
222
223
224
225
231
230
229
228
227
226
1 Miles
LEGEND
Discoveries
Productive
Drilling
Proposed Locations
Temporarily Abandoned
3/09

MCMORAN EXPLORATION CO.

Hurricane/JB Mountain/Mound Pt. South/Blueberry Hill Cross Section


E
NW
Hurricane
JB Mountain
Mound Pt. South
Blueberry Hill
E'
SE
MMR #225 & #227
MMR #223
El Paso #220
MMR #218ST
MMR #5
MMR #7
MMR BBH #1ST
MMR BBH #1
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point 4 miles North of BB Hill 2.6 TCFG
ROB-L
ROB-L
ROB-L
UNCONFORMITY
UNCONFORMITY
OPERC
OPERC
OPERC
GYRO
GYRO
Encountered Thick Gyro Sands
"Big Blue" Fault
9 Miles
4/09

South Timbalier Block 168
Cross Section


Generalized Cross Section
Blackbeard Area
B
South Timbalier 168
B'
ST 168 #1 BP2
Proposed ST 167 #1 Offset Well
Salt Weld
Current TD 32,997'
Proposed TD 35,000'
Wedge
20,000'
Conceptual Model
Depositional Wedge
~ 2.5 Miles
ST 168 #1 BP2
Proposed ST 167 #1 Offset Well
Wedge
Depositional Thinning on Crest of Paleo Structure
Depositional Thickening off Crest of Paleo Structure
N
S
WNW
ESE

McMoRan EXPLORATION CO.

Comparison to Significant Deepwater Discovery


K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
(Location Projected)
A'
~ 4 Miles
A
2 (2004)
3 (2003)
2 (2002)
1 (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
4000' Column
28,000' TVD
+-165 NFP
Reported a New Pay Zone NFP?
Lower Miocene
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
Reported Field Size "2-4 BBOE in Place"
SALT
Green Canyon Area

"Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan"

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	3.9	$ 8.93	3.2	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 3/31/09: $33.2 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	171	$ 71.73	125	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 3/31/09: $5.0 MM Gain

(1) Remaining 2009 swaps cover periods April-June and November-December; 2010 swaps cover periods January-June and November-December
(2) Covering periods July-October

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America ("GAAP"). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. "EBITDAX" is derived from net income (loss) from continuing operations before other (income) expense, interest expense (net), income taxes, start-up costs for the Main Pass Energy Hub™ project, exploration expenses, depletion, depreciation and amortization expense, stock-based compensation charged to general and administrative expenses, unrealized (gains)/losses on oil & gas derivative contracts, hurricane-related charges and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), our computation of this non-GAAP financial measure may be different from similar presentations of other companies including other oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income (loss) to EBITDAX for the first quarter ended 2008 and 2009 is set forth below:

	1Q09	1Q08
	($ in millions)	
Net loss applicable to common stock, as reported	$ (63)	$ 32
Preferred dividends and amortization of convertible preferred stock issuance costs	3	4
Loss from discontinued operations	1	1
Income from continuing operations, as reported	(59)	37
Other income (expense)	0	1
Interest expense, net	11	17
Income tax	0	1
Start-up costs for Main Pass Energy Hub™ project	1	2
Exploration expenses	28	7
Depreciation, depletion and amortization expense	93	121
Hurricane-related charges included in production and delivery costs	11	-
Stock-based compensation charge to general and administrative expenses	3	1
Insurance recoveries	(19)	-
Unrealized (gain) loss on oil & gas derivative contracts	(1)	41
EBITDAX	$68	$228